SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters Fund®

Supplement dated October 5, 2012 to the

Prospectus dated February 28, 2012 as supplemented June 6, 2012.

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

In connection with the hiring of Wellington Management Company, LLP (“Wellington Management”) as a new investment manager for the Laudus Small-Cap MarketMasters Fund (the “fund”), the following changes are being made to the fund Prospectus.

On page 3, in the section entitled “Investment managers”, the current language is deleted and replaced with the following language.

The fund has four investment managers: Mellon Capital Management Corp., Neuberger Berman Management LLC, TAMRO Capital Partners LLC, and Wellington Management Company, LLP. The table below shows investment managers that are (or are expected to be) responsible for managing more than 30% of the fund’s assets, and the portfolio managers serving as portfolio managers for those investment managers.

Investment manager and address	Year founded/assets under management (as of 12/31/2011)	Portfolio manager(s)	Employment experience
TAMRO Capital Partners LLC 1701 Duke Street Suite 250 Alexandria, VA 22314	Founded: 2000 Successor Founded: 2007 $1.44 billion	Philip D. Tasho, CFA, Principal, Chief Executive Officer and Chief Investment Officer	Began investment career in 1980. Co-founded TAMRO in 2000. From 1995 to 2000, Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Co. (RIMCO).
		Timothy A. Holland, CFA Partner, Co- Portfolio Manager	Began investment career in 2000. Joined TAMRO in 2005 as an equity analyst. Promoted to co- portfolio manager in 2010.
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	Founded: 1933 $651 billion	Timothy J. McCormack, CFA Senior Vice President and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.
		Shaun F. Pederson Senior Vice President and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.

For more information on the fund’s other investment managers, please see the “Fund management” and “Additional information about the funds” sections in the prospectus.

On page 9, the table displaying the fund’s investment managers is replaced with the following table.

Investment manager	Investment style	Approximate allocation of net assets (%) (as of 8/31/12)
Mellon Capital Management Corp.	Small-cap blend	9.29%
Neuberger Berman Management LCL	Small-cap growth	25.67%
TAMRO Capital Partners LLC	Small-cap blend	61.96%
Wellington Management Company, LLP	Small-cap value	0%
Cash and other assets	—	3.08%

On page 9, the following information regarding the new investment manager is inserted.

Wellington Management Company, LLP (“Wellington Management”) selects stocks using a bottom-up, value-oriented investment approach, employing proprietary fundamental research to identify securities of issuers that Wellington Management believes are undervalued. Wellington Management focuses on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, Wellington Management seeks to identify those companies which possess one or more of the following characteristics: a history of above-average rates of profitability, a strong and sustainable competitive position within a market niche, robust cash flows that build the value of the business or fund measures that otherwise benefit shareholders over time, financial structures that are more conservative than the relevant industry average, and quality management with incentives aligned with shareholders.

On page 18, paragraph 4 is deleted in its entirety and replaced with the following.

A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement and sub-advisory agreements (except for the sub-advisory agreement of Mellon Capital Management Corp. and Wellington Management Company, LLP) is available in the funds’ 2011 annual report, which covers the period of 11/1/10 through 10/31/11. A discussion regarding the basis for the approval of the sub-advisory agreement between CSIM and each of Mellon Capital Management Corp. and Wellington Management Company, LLP will be available in the funds’ 2012 annual report.

On pages 18-19, under the section entitled “The funds’ investment managers”, “Laudus Small-Cap MarketMasters”, the following is inserted as a new row in the table.

Investment manager and address	Year founded/assets under management (as of 12/31/11)	Portfolio manager(s)	Employment experience
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	Founded: 1933 $651 billion	Timothy J. McCormack, CFA Senior Vice President and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.
		Shaun F. Pederson Senior Vice President and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.

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Charles Schwab & Co., Inc. Member SIPC REG69971-00 (10/12) ©2012 All Rights Reserved

SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters Fund®

Supplement dated October 5, 2012 to the

Statement of Additional Information dated February 28, 2012 as supplemented June 6, 2012.

This supplement provides new and additional information beyond that contained in the

Statement of Additional Information and should be read in conjunction with the

Statement of Additional Information.

In connection with the hiring of Wellington Management Company, LLP as a new investment manager for the Laudus Small-Cap MarketMasters Fund (the “fund”), the following changes are being made to the fund’s SAI.

On page 36, under “Advisory Agreements”, the following paragraph is inserted.

Wellington Management Company, LLP (“Wellington Management”) serves as sub-adviser to the Laudus Small-Cap MarketMasters Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of July 1, 2012, the firm is owned by 125 partners, all fully active in the firm.

Under the “Sub-Adviser Portfolio Manager Disclosure” section beginning on page 44, the following information regarding the new sub-adviser is inserted.

Wellington Management Company, LLP (“Wellington Management”) sub-advises the Laudus Small-Cap MarketMasters Fund (the “fund”).

Other Accounts. Each portfolio manager (collectively referred to as the “Portfolio Managers”) is responsible for the day-to-day management of certain accounts, as listed below. Mr. Pederson is manager to one account that is subject to a performance-based fee. The information in both tables is provided as of August 31, 2012.

Name	Registered Investment Companies (this amount includes the funds in this Statement of Additional Information)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Timothy J. McCormack	13	$1,649,496,178	6	$1,032,526,286	21	$1,261,104,641
Shaun F. Pederson	13	$1,649,496,178	7	$1,185,684,056	22	$1,266,058,203

Account where compensation is based on account performance (included in the table above).

Name	Registered Investment Companies (this amount includes the funds in this Statement of Additional Information)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Shaun F. Pederson	0	$0	1	$153,157,770	0	$0

Material Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Investment Professionals make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation. Wellington Management receives a fee based on the assets under management of the fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Charles Schwab Investment Management, Inc. on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the fund. The following information is as of the date of this Supplement.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the fund is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded, tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. McCormack and Pedersen are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Laudus Small-Cap MarketMasters Fund	Russell 2000 Value

Ownership of Fund Shares. As of June 30, 2012, neither Timothy McCormack nor Shaun Pederson owned any shares of the fund.

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Charles Schwab & Co., Inc. Member SIPC REG69972 (10/12) ©2012 All Rights Reserved